                                                                   EXHIBIT 10.75

PAGE 1 OF OUR STANDBY L/C NO. 306S231653

TO ADVISING BANK-CITIBANK, N.A.
                CITIBANK HOUSE
                336 STRAND
                LONDON WC2RlHB
                UNITED KINGDOM

FROM-UNION BANK OF CALIFORNIA, N.A.
SOUTHERN CALIFORNIA
INTERNATIONAL OPERATIONS CENTER
1980 SATURN STREET, V01-519
MONTEREY PARK, CALIFORNIA 91755-7417, USA
ATTN-STANDBY LETTER OF CREDIT
TELEX NUMBER-188612 (UNIONBKUT)
BANK IDENTIFIER CODE-BOFCUS33SOC

DATE-JANUARY 27, 1999
SUBJECT-ISSUANCE OF OUR IRREVOCABLE STANDBY
LETTER OF CREDIT NO. 306S231653

BENEFICIARY-HANNOVER RUCKVERSICHERUNGS
AKTIENGESELLSCHAFT
KARL-WIECHERT-ALLEE 50
D-30625 HANNOVER, GERMANY

                              CONTINUED ON PAGE 2

PAGE 2 OF OUR STANDBY L/C NO. 306S231653

APPLICANT-SCPIE INDEMNITY COMPANY
9441 WEST OLYMPIC BLVD.
BEVERLY HILLS, CALIFORNIA 90213-4015, USA

CURRENCY-USD
AMOUNT-5,450,000.00 (FIVE MILLION FOUR HUNDRED
FIFTY THOUSAND AND N0/100 U.S.DOLLARS)

AVAILABLE BY PAYMENT AT THIS OFFICE IN MONTEREY PARK, CALIFORNIA, USA. FINAL EXPIRY DATE-NOVEMBER 21, 1999 OR ANY AUTOMATICALLY EXTENDED DATE AS HEREIN SET FORTH AT THE CLOSE OF BUSINESS OF THIS OFFICE IN MONTEREY PARK, CALIFORNIA, USA.

LADIES/GENTLEMEN-

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 30GS231653 (LETTER OF CREDIT) IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION TO THIS OFFICE AT THE ABOVE ADDRESS THROUGH THE ADVISING BANK OF THE FOLLOWING DOCUMENTATION-

                              CONTINUED ON PAGE 3

PAGE 3 OF OUR STANDBY L/C NO. 306S231653

A SIGHT DRAFT DRAWN ON US PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OR OFFICER OF THE BENEFICIARY, MARKED-QUOTE-DRAWN UNDER UNION BANK OF CALIFORNIA, N.A., IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231653, DATED JANUARY 27, 1999. UNQUOTE

THE TERM BENEFICIARY INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, ANY REHABILITATOR, RECEIVER OR CONSERVATOR.

PARTIAL DRAWINGS ARE PERMITTED.

THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AN AMENDMENT FOR A ONE YEAR PERIOD BEGINNING ON THE PRESENT EXPIRATION DATE HEREOF NOVEMBER 21, 1999, AND UPON EACH ANNIVERSARY OF SUCH DATE, UNLESS AT LEAST NINETY (90) DAYS PRIOR TO ANY SUCH EXPIRATION DATE WE HAVE SENT YOU WRITTEN NOTICE BY COURIER SERVICE OR OVERNIGHT MAIL (OR BY TELETRANSMISSION THROUGH THE ADVISING BANK) THAT WE ELECT NOT TO PERMIT THIS LETTER OF CREDIT TO BE SO EXTENDED BEYOND ITS THEN CURRENT EXPIRATION DATE.

                              CONTINUED ON PAGE 4

PAGE 4 OF OUR STANDBY L/C NO. 306S231653

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE FINAL EXPIRY DATE. UPON THE OCCURRENCE OF THE FINAL EXPIRY DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

UPON RECEIPT BY YOU OF OUR NOTICE THROUGH THE ADVISING BANK THAT WE ELECT NOT RENEW YOU MAY DRAW AGAINST PRESENTATION TO OUR OFFICE THROUGH THE ADVISING BANK AT THE ABOVE ADDRESS OF THE FOLLOWING DOCUMENTATION-

A SIGHT DRAFT DRAWN ON US PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OR OFFICER OF THE BENEFICIARY, MARKED-QUOTE-DRAWN UNDER UNION BANK OF CALIFORNIA, N.A., IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231653, DATED JANUARY 27, 1999. UNQUOTE

                              CONTINUED ON PAGE 5

PAGE 5 OF OUR STANDBY L/C NO. 306S231653

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH TERMS SHALL NOT BE MODIFIED, AMENDED OR AMPLIFIED BY ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO IN THIS LETTER OF CREDIT, IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES.

EXCEPT AS STATED HEREIN, THIS LETTER OF CREDIT IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION AND IS OUR INDIVIDUAL OBLIGATION WHICH IS IN NO WAY CONTINGENT UPON REIMBURSEMENT.

SPECIAL INSTRUCTIONS-RETURN OF ORIGINAL LETTER OF CREDIT-

THE ORIGINAL LETTER OF CREDIT TOGETHER WITH ALL AMENDMENTS MUST BE RETURNED TO US, WITHOUT NECESSITY OF DEMAND ON OUR PART, CLEARLY SIGNED AND DATED BY YOU AND MARKED QUOTE CANCELED UNQUOTE WITHIN FIVE (5) BUSINESS DAYS OF THE OCCURRENCE OF THE EARLIER OF THE FOLLOWING-

                              CONTINUED ON PAGE 6

PAGE 6 OF OUR STANDBY L/C NO. 306S231653

1. WHEN THE LETTER OF CREDIT HAS BEEN FULL AND FINALLY DRAWN.

                                      OR

2. UPON THE OCCURRENCE OF THE FINAL EXPIRY DATE OF THIS LETTER OF CREDIT.

ALL BANKING CHARGES UNDER THIS LETTER OF CREDIT INCLUDING THAT OF THE ADVISING BANK ARE FOR THE ACCOUNT OF THE APPLICANT.

WE UNDERSTAND FROM SCPIE INDEMNITY COMPANY (APPLICANT), THAT THIS LETTER OF CREDIT IS BEING PROVIDED IN CONNECTION WITH A SWAP AGREEMENT DATED NOVEMBER 21, 1996, BY AND BETWEEN THE APPLICANT AND CITIBANK, N.A.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED UPON PRESENTATION AND DELIVERY TO UNION BANK OF CALIFORNIA, N.A., AT THE ADDRESS ABOVE. DOCUMENTS ARE TO BE SENT BY COURIER SERVICE IN ONE LOT THROUGH THE ADVISING BANK TO UNION BANK OF CALIFORNIA, N.A. AT THE ADDRESS ABOVE TOGETHER WITH REMITTANCE INSTRUCTIONS.


                              CONTINUED ON PAGE 7

PAGE 7 OF OUR STANDBY L/C NO. 306S231653

PROCEEDS WILL BE REMITTED IN ACCORDANCE WITH THE INSTRUCTIONS RECEIVED.

AN INTERBANK TRANSFER FEE OF USD30.00 WILL BE DEDUCTED FROM THE PROCEEDS IF SETTLEMENT IS TO BE REMITTED TO AN ACCOUNT AT ANOTHER BANK.

THE ADVISING BANK IS REQUESTED TO NOTIFY THE BENEFICIARY WITHOUT ITS
CONFIRMATION.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO.500, EXCEPT THAT IN THE EVENT WE ARE CLOSED ON THE DATE OF EXPIRATION FOR REASONS SPECIFIED IN ARTICLE 17 THEREOF, WE HEREBY SPECIFICALLY AGREE THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED UPON PRESENTATION AND DELIVERY TO UNION BANK OF CALIFORNIA, N.A. AT THE ADDRESS ABOVE, IF PRESENTED WITHIN THIRTY (30) DAYS AFTER THE RESUMPTION OF BUSINESS.

THIS IS THE OPERATIVE INSTRUMENT. NO AIRMAIL CONFIRMATION FOLLOWS.

                       *SWIFT MESSAGE CONFIRMATION COPY

MAIL TO:
SCPIE INDEMNITY COMPANY
9441 W. OLYMPIC BLVD
BEVERLY HILLS, CA 90213-4015

WE HAVE ISSUED THE FOLLOWING AMENDMENT IN ACCORDANCE WITH YOUR INSTRUCTIONS:

                                       PAGE 1 OF 2
DATE: 06/17/99

TO ADVISING BANK
CITIBANK N.A.
LONDON MAIN OFFICE
CITIBANK HSE, 336 STRAND, PO BOX 78
LONDON WC2R IHB, UNITED KINGDOM
:20:DOCUMENTARY CREDIT NUMBER
306S231653
:21:RECEIVER'S REFERENCE
5139029002
:31C:DATE OF ISSUE
990127
:DATE OF AMENDMENT
JUNE 17, 1999
:26E:NUMBER OF AMENDMENT
001
:59:BENEFICIARY
HANNOVER RUCKVERSICHERUNGS-
AKTIENGESELLSCHAFT
KARL-WIECHERT-ALLEE 50
D-30625 HANNOVER, GERMANY
:32B:INCREASE OF DOCUMENTARY CREDIT
         280,000.00 U.S. DOLLAR
:34B:NEW DOC CREDIT AMT AFTER AMENDMENT
         5,730,000.00 U.S. DOLLAR
:79:NARRATIVE
APPLICANT-SCPIE INDEMNITY COMPANY
BENEFICIARY-HANNOVER RUCKVERSICHERUNGS
         AKTIENGESELLSCHAFT
WE HAVE AMENDED OUR IRREVOCABLE STANDBY LETTER OF
CREDIT NO. 306S231653 AS FOLLOWS-
INCREASE THIS LETTER OF CREDIT BY THE AMOUNT OF
USD 280,000.00 TO AN AMENDED TOTAL BALANCE OF
USD 5,730,000.00.
:72:SENDER TO RECEIVER INFORMATION
THIS LETTER OF CREDIT IS SUBJECT TO
UCP 1993 ICC PUBLICATION 500.
THIS IS THE OPERATIVE INSTRUMENT.
NO AIRMAIL CONFIRMATION FOLLOWS.
//END OF MESSAGE